UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 3rd Avenue, Suite 602 New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 480-8300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACTG	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2021, Acacia Research Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast at www.virtualshareholdermeeting.com/ACTG2021. As of March 15, 2021, the record date for the Annual Meeting, there were 49,279,453 shares of the Company’s common stock (the “Common Stock”), issued, outstanding and entitled to vote, and 350,000 shares of the Company’s Series A Convertible Preferred Stock (“Preferred Shares”) issued, outstanding and entitled to 9,589,042 votes.

At the Annual Meeting, 38,700,666 shares of the Common Stock and 350,000 Preferred Shares were present virtually or represented by proxy, constituting a quorum for the conduct of business at the Annual Meeting.

Set forth below are brief descriptions of the proposals voted upon at the Annual Meeting, and the final results of the stockholder vote on each proposal, as certified by Broadridge Financial Solutions Inspector of Election Services, the inspector of election for the Annual Meeting. These proposals are described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 16, 2021.

Proposal No. 1: To elect six directors to serve on the Company’s Board of Directors until the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Directors	For	Against	Abstain	Broker Non-Votes
Maureen O’Connell	39,833,079	695,604	261,015	7,150,010
Katharine Wolanyk	35,957,021	4,512,645	320,032	7,150,010
Isaac T. Kohlberg	38,640,608	1,895,982	253,108	7,150,010
Jonathan Sagal	39,146,010	1,316,678	327,010	7,150,010
Clifford Press	39,982,881	549,203	257,614	7,150,010
Alfred V. Tobia, Jr.	39,918,707	613,276	257,715	7,150,010

Proposal No. 2: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
46,326,825	1,509,270	103,613	0

Proposal No. 3: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
38,829,606	791,854	1,168,238	7,150,010

Proposal No. 4: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements applicable to special corporate actions, was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
40,082,062	599,247	108,389	7,150,010

No other matters were presented for consideration or stockholder action at the Annual Meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2021

Acacia Research Corporation

By:	/s/ Clifford Press
Chief Executive Officer

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